April 13, 2006
Trustmark Corporation
and
Republic Bancshares of Texas, Inc.
Announce Definitive Merger Agreement

Forward Looking Statements
Certain statements contained in this presentation are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  Should one or more of these risks materialize,  or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected, or expected.
These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war, terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark’s borrowers, the ability to control expenses, changes in Trustmark’s compensation and benefits plans, greater than expected costs or difficulties related to the integration of mergers, new products and lines of business and other risks described in Trustmark Corporation’s filings with the Securities and Exchange Commission.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark Corporation undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Company Overview

❑
Established in November 1998; 4th largest independent banking franchise headquartered in Houston
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Seasoned, long-term Houston commercial bankers with longstanding customer relationships… “a 30 year old bank with an 8 year old charter”
❑
Financial Summary – March 31, 2006
➢
Loans:                                $475.3 Million
➢
Assets:                               $654.0 Million
➢
Deposits:                            $589.2 Million
➢
Equity:                                $43.4 Million
➢
Equity - Adjusted (1):            $50.0 Million
❑
Currently operates six banking centers within the Houston MSA
Company Overview

(1) Adjusted for the exercise of Republic's options prior to close.
Republic Bancshares of Texas, Inc.

4

Larry W. Parker (58)
Organizational Structure
Chairman & President
C.P. Bryan
38 years experience

EVP & CFO
R. John McWhorter
17 years experience
CEO Cypress Station
Larry W. Parker
30 years experience
CEO NorthwestFreeway
Donald R. Hengst
31 years experience
CEO Southeast
Wayne W. Webb
22 years experience
EVP & CCO
L. Eddie Parise
22 years experience

CEO Champions
Michael E. Pfisterer
23 years experience
CEO North Houston
Thomas W. Custer
30 years experience
CEO River Oaks
Clay H. Hoster
28 years experience
EVP Memorial
Jeff A. Velligan
20 years experience
CEO West Houston
Thomas A. Murff
25 years experience
EVP Private Banking
Fernando D. Parra
28 years experience
EVP
Steven W. Broadus
23 years experience
Republic Bancshares of Texas, Inc.

5

Houston Franchise

3
4
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8
9
10
11
12
13
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15
16
Republic Bancshares of Texas, Inc.

Branch Franchise
Champions
Cypress Station
Pasadena
Republic Bancshares of Texas, Inc.

Branch Franchise
River Oaks
Memorial
Highway 290
Republic Bancshares of Texas, Inc.

Balance Sheet Mix
❑
Loan Composition
❑
Deposit Mix
As of December 31, 2005
Republic Bancshares of Texas, Inc.

Strategic Rationale

❑
Enhances Overall Banking Franchise
-
Improves demographic and growth prospects, strategically transforms Trustmark’s franchise
-
Scale of Houston market provides substantial opportunities for long-term, above average growth
❑
Houston Market Provides Significant Growth Opportunities
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Fourth largest U.S. city; home of 19 Fortune 500 Companies
-
Projected 2005 – 2010 population growth of approximately 15%, or more than 800,000 people
Republic Bank is top of the class in Houston community banking
❑
-
Seasoned management team with longstanding customer relationships… “a 30 year old bank with an 8 year old charter”
-
Scarcity value…few ideal candidates with key attributes – business mix; financial performance; superb credit quality; management team; and market focus
Strategic Rationale

❑
Complimentary Operating and Branch Network Models
-
Combines Trustmark’s retail expertise with Republic’s small and medium-size business lending capabilities
-
Provides core customer base upon which to build wealth management and mortgage banking platforms
❑
Manageable Execution Risk
-
In market acquisition
-
Due diligence completed
-
Senior management and relationship managers to remain
-
Strong cultural fit
❑
Pro Forma Financial Results
-
Neutral earnings impact in 2007; earnings accretion in 2008 and beyond
-
Realistic cost savings assumptions to be implemented during 2007
-
The combined company would have $750 million in Houston market deposits as of March 31, 2006
Strategic Rationale

Data Source:SNL Financial
Note:Deposit data as of June 30, 2005
Data Source: SNL Filnancial
Deposit Franchise
Strategic Rationale

Pro Forma
(1) Based on FDIC data as of June 30, 2005.
Data Source:SNL Financial
Transformation Shift – Deposit Franchise (1)
Trustmark Corporation
❑
The acquisition of Republic will increase the percentage of Trustmark’s total deposits in Texas from 2.5% to over 11%
Strategic Rationale

Transaction Summary

❑
Aggregate Transaction Value:       $210 million
➢
Stock Component:                                           3,400,00 shares
➢
Cash Component:                                            Approximately $103 million
❑
Form of Consideration:                                   Shareholder election: 51% stock / 49% cash
Stock consideration to be based on a fixed exchange ratio with a price of $31.50 per share of Trustmark common stock
❑
Option Treatment:                                          Republic optionholders to exercise options
                                                                      prior to closing
❑
Tax Structure:                                                Tax-free reorganization
❑
Operating Structure:                                       Republic National Bank to be combined with
                                                    Trustmark National Bank's Houston franchise
                                                             to create “Trustmark-Texas”
Transaction Summary

❑
Management	C.P. "Chip" Bryan - Chairman and Chief Executive Officer of Trustmark-Texas: member of the Executive Management Committee and Trustmark National Bank board member

Senior banking team to be retained with time- vested stock grants with non-competes

Walkaway Provision:	Double trigger walkaway provision. Repblic has the right to terminate the transaction if the following conditions are met:

- Trustmark's stock price declines by more than 17.5% from $ 31.50 to below $25.99; and

- Trustmark's stock price declines by more than 15% as compared to its Peer Group ; and

- Trustmark elects not to increase the consideration in order to avoid violating the preceding two conditions
❑
Transaction Summary

❑
Termination Fee:                                            $7.0 million
❑
Due Diligence:                                               Completed
❑
Expected Closing:                                          Third Quarter 2006
Transaction Summary

Valuation Multiples

(1)	As of April 11, 2006
(2)	Consists of 6 Metro-Texas commercial bank transactions since January 1, 2004 with a deal value greater than $100 million
(3)	Consists of 29 commercial bank transactions since January 1, 2004 in CA, FL, NV, and TX with a deal value greater than $100 million
(4)	Tangible book value as of March 31, 2006 adjusted for the exercise of all outstanding Republic options prior to close
(5)	Tangible book value as of September 30, 2006 adjusted for the exercise of all outstanding Republic options prior to close
(6)	Per Trustmark management’s estimates
(7)	Core deposits equal total deposits less time deposits > $100,000
Data Source: SNL Financial; Republic Bancshares of Texas
Transaction Summary

Appendix

Republic Bancshares of Texas, Inc. Historical Performance

Loans
Deposits
Data Source:Company Filings
Franchise Growth
Assets
2000-2005 CAGR: 24.6%
2000-2005 CAGR: 20.7%
2000 - 2005 CAGR: 24.7%
Republic Bancshares of Texas, Inc. Historical Performance

Net Income
ROAA
Net Interest Margin
ROAE
Profitability
Data Source:Company Filings
2000 - 2005 CAGR: 56.4%
Republic Bancshares of Texas, Inc. Historical Performance

Reserves / Gross Loans
NCO’s / Avg. Loans
NPA’s / Total Assets
NPL’s / Total Loans
Asset Quality
Data Source:Company Filings
Republic Bancshares of Texas, Inc. Historical Performance

Selected Merger and Acquisition Transactions

Metro-Texas Commercial Bank Transactions since January 1, 2004
Data Source:SNL Financial
Selected Merger and Acquisition Transactions

Data Source:SNL Financial
Metro-Texas Commercial Bank Transactions since January 1, 2004
Data Source:SNL Financial
Selected Merger and Acquisition Transactions

Data Source:SNL Financial

Data Source:SNL Financial
Commercial Bank Transactions since January 1, 2004 in CA, FL, NV, and TX
Selected Merger and Acquisition Transactions

Commercial Bank Transactions since January 1, 2004 in CA, FL, NV, and TX
Data Source:SNL Financial
Selected Merger and Acquisition Transactions